                           SWEET FACTORY GROUP, INC.
                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)
                   AS OF OCTOBER 4, 1997 AND OCTOBER 3, 1998

                                                                                                1997       1998
                                                                                              ---------  ---------
                                                                                                  (DOLLARS IN
                                                                                              THOUSAND)
ASSETS
Current assets:
  Cash and cash equivalents.................................................................  $     704  $   1,061
  Accounts receivable, net..................................................................        247        444
  Inventories...............................................................................      5,079      5,094
  Prepaid expenses and other current assets.................................................      2,813      2,933
                                                                                              ---------  ---------
Total current assets........................................................................      8,843      9,532
Property, plant, and equipment..............................................................     31,477     28,958
License, less accumulated amortization......................................................      1,102        661
Goodwill, less accumulated amortization.....................................................      1,071        992
Deferred tax asset..........................................................................      1,379      2,281
Other assets................................................................................        209        232
                                                                                              ---------  ---------
Total assets................................................................................  $  44,081  $  42,656
                                                                                              ---------  ---------
                                                                                              ---------  ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................................................  $   4,296  $   4,075
  Accrued liabilities.......................................................................        888        697
  Payroll and related liabilities...........................................................      1,256      1,216
  Current portion of long-term debt and capital lease obligations...........................        314        224
                                                                                              ---------  ---------
Total current liabilities...................................................................      6,754      6,212
Long-term debt, less current portion........................................................      7,905      8,786
Capital lease obligations, less current portion.............................................        357        112
Deferred rent...............................................................................      1,535      1,794
Shareholders' equity:
  Cumulative convertible preferred stock, $.001 par value, 19,145,000 shares authorized:
  Series A preferred stock, voting, 12,745,000 shares authorized, issued and outstanding;
    liquidation value of $12,745,000........................................................         13         13
  Series B preferred stock, voting, 6,187,141 shares authorized, 6,179,566 shares issued and
    outstanding; liquidation value of $13,904,024...........................................          6          6
  Series C preferred stock, nonvoting, 212,859 shares authorized, issued and outstanding;
    liquidation value of $478,933...........................................................
  Common stock, $.001 par value; 21,818,385 shares authorized; 1,294,900 shares issued and outstanding in 1998; 1,286,900 shares issued and outstanding in 1997; less treasury
    stock of 6,000 shares...................................................................          1          1
  Additional paid-in capital, net of cost of treasury shares................................     27,366     27,369
  Retained earnings (accumulated deficit)...................................................        402     (1,354)
  Notes receivable from officers............................................................       (258)      (283)
                                                                                              ---------  ---------
Total shareholders' equity..................................................................     27,530     25,752
                                                                                              ---------  ---------
Total liabilities and shareholders' equity..................................................  $  44,081  $  42,656
                                                                                              ---------  ---------
                                                                                              ---------  ---------

                            See accompanying notes.

                           SWEET FACTORY GROUP, INC.
     CONSOLIDATED STATEMENTS OF OPERATIONS AND CHANGES IN RETAINED EARNINGS
                             (ACCUMULATED DEFICIT)
                                  (UNAUDITED)
          THIRTY-NINE WEEKS ENDED OCTOBER 4, 1997 AND OCTOBER 3, 1998

                                                                                                1997       1998
                                                                                              ---------  ---------
                                                                                                  (DOLLARS IN
                                                                                                   THOUSANDS)
Net sales...................................................................................  $  52,289  $  55,928
Cost of sales, excluding depreciation and amortization......................................     17,342     19,622
Selling, general, and administrative expenses, excluding depreciation and amortization......     31,133     33,659
Depreciation and amortization expense.......................................................      4,126      4,734
Amortization of goodwill and other intangibles..............................................        433        433
                                                                                              ---------  ---------
Operating loss..............................................................................       (745)    (2,520)

Other (income) and expense:
  Interest expense..........................................................................        403        649
  Interest and other income and expense.....................................................        (27)       (12)
                                                                                              ---------  ---------
Loss before income tax benefit..............................................................     (1,121)    (3,157)
Income tax benefit..........................................................................        415      1,283
                                                                                              ---------  ---------
Net loss....................................................................................       (706)    (1,874)
Retained earnings at beginning of period....................................................      1,108        520
                                                                                              ---------  ---------
Retained earnings (accumulated deficit) at the end of the period............................  $     402  $  (1,354)
                                                                                              ---------  ---------
                                                                                              ---------  ---------

                            See accompanying notes.

                           SWEET FACTORY GROUP, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
          THIRTY-NINE WEEKS ENDED OCTOBER 4, 1997 AND OCTOBER 3, 1998

                                                                                               1997        1998
                                                                                            ----------  ----------
                                                                                            (DOLLARS IN THOUSANDS)
OPERATING ACTIVITIES
Net loss..................................................................................  $     (706) $   (1,874)
Adjustments to reconcile net loss to net cash provided by operating activities:
  Depreciation and amortization...........................................................       4,559       5,167
  Loss on disposal of property and equipment..............................................          52           4
  Deferred income taxes...................................................................        (407)       (636)

Changes in operating assets and liabilities:
    Accounts receivable, net..............................................................        (137)        (85)
    Inventories...........................................................................        (717)       (517)
    Prepaid expenses and other current assets.............................................        (964)       (425)
    Accounts payable and accrued liabilities..............................................        (567)     (1,273)
    Income taxes payable..................................................................        (605)         --
    Increase in deferred rent.............................................................         185         142
                                                                                            ----------  ----------
Net cash provided by operating activities.................................................         693         503

INVESTING ACTIVITIES
Purchase of property and equipment........................................................      (6,202)     (2,087)
Proceeds from sale of property and equipment..............................................         125         307
Payments for Other Assets.................................................................        (142)        (71)
                                                                                            ----------  ----------
Net cash used in investing activities.....................................................      (6,219)     (1,851)

FINANCING ACTIVITIES
Net increase in revolving line of credit and term note....................................       5,730       2,031
Principal payments of capital lease obligations...........................................        (291)       (493)
Proceeds from issuance of common stock....................................................          12           3
                                                                                            ----------  ----------
Net cash provided by financing activities.................................................       5,451       1,541
                                                                                            ----------  ----------
Net increase (decrease) in cash and cash equivalents......................................         (75)        193
Cash and cash equivalents at beginning of period..........................................         779         868
                                                                                            ----------  ----------
Cash and cash equivalents at end of period................................................  $      704  $    1,061
                                                                                            ----------  ----------
                                                                                            ----------  ----------
SUPPLEMENTAL SCHEDULE OF NONCASH TRANSACTIONS
Acquisition of equipment under capital lease agreements...................................  $      424  $       52
Decrease in accounts payable and accrued liabilities relating to the disposal of property
  and equipment for store closing costs...................................................  $      122  $      216

SUPPLEMENTAL SCHEDULE OF CASH TRANSACTIONS
Interest paid.............................................................................  $      403  $      649
Income taxes paid.........................................................................  $      543  $        5

                             See accompanying notes

                           SWEET FACTORY GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (UNAUDITED)

                                OCTOBER 3, 1998
                             (DOLLARS IN THOUSANDS)

(1)  BASIS OF PRESENTATION

    The unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes these disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments necessary for a fair presentation for the periods presented have been reflected and are of a normal recurring nature. These financial statements should be read in conjunction with the financial statements and the notes thereto for the fiscal year ended January 3, 1998.

(2)  CREDIT FACILITIES

    In February 1998, the Company refinanced its bank debt. The new debt structure contained a revolving line of credit of $8,000, including an amount available for letters of credit of $500. Interest on the line is payable at the bank's prime rate plus 3/8% and expires on June 30, 1999. Additionally, the Company entered into a $1,500 note payable, with a maturity of September 1, 1998 at an interest rate of prime plus 3/4%.

    In July 1998, the Company refinanced its debt facility with another bank. The facility included a $5,000 term note, with an interest rate at the bank's prime plus 1/4%. Repayments on the note include interest only for the first year, with monthly payments of principal and interest thereafter, as defined by the terms of the facility, to its maturity date of July 15, 2003. The facility also included a $7,000 revolving line of credit, including an amount available for letters of credit of $500. Interest on the line is payable at the lesser of prime or Libor plus 1/4%. The line matures on June 15, 2000.

    The above term note and revolving line of credit contain restrictive covenants which among things, require maintenance of certain financial ratios and restricts the payments of dividends. As of the end of September 1998, the Company was not in compliance with one of the covenants, but has subsequently obtained a waiver of that default from the bank.

(3)  SUBSEQUENT EVENT

    On December 7, 1998 the Company entered into an Agreement and Plan of Reorganization (the "Agreement") with Archibald Candy Corporation ("Archibald"), pursuant to which the Company merged with and became a wholly-owned subsidiary of Archibald. The outstanding shareholders of the Company's preferred and common stock were paid amounts in cash as prescribed in the Agreement. Also on that date, the Company's outstanding borrowings on the debt facility (Note 2) were repaid in full.